UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 20, 2017 (July 11, 2017)

NEW ENGLAND REALTY ASSOCIATES LIMITED

PARTNERSHIP

(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	001-31568	04-2619298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

39 BRIGHTON AVENUE, ALLSTON, MASSACHUSETTS	02134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 783-0039

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

In a Current Report on Form 8-K (the “Original Report”) filed by New England Realty Associates Limited Partnership (“NERA” or the “Partnership”) with the Securities and Exchange Commission on July 11, 2017 the Partnership reported the completion of the following acquisition:

On June 19, 2017, New England Realty Associates Limited Partnership (the “Partnership”) entered into an Offer to Purchase Agreement with M.J. Realty Trust II, u/d/t dated November 4, 1980 (the “Purchase Agreement”).  On July 6, 2017, the Partnership borrowed $16,000,000 from HBC Holdings, LLC pursuant to a Promissory Note (the “Note”) and a Pledge Agreement (the “Pledge Agreement”). The information included in Items 2.01 and 2.03 of this report, which includes a description of the material terms and conditions of the Purchase Agreement, Note and Pledge Agreement, is incorporated by reference into this Item 1.01. Such descriptions are qualified by reference to the text of the Purchase Agreement, Note and Pledge Agreement, which were filed as Exhibits 10.2, 10.4 and 10.5 respectively with the Current Report on Form 8-K on July 11, 2017.

On July 6, 2017, Woodland Park Partners, LLC, a Massachusetts limited liability company (“Woodland Park”) closed on an Offer to Purchase (the “Purchase Agreement”) with M.J. Realty Trust II, u/d/t dated November 4, 1980, and recorded with the Middlesex South District Registry of Deeds in Book 15893, Page 382, and filed with said Middlesex Registry District of the Land Court as Document No. 604171, as amended  (the “Seller”) pursuant to which Woodland Park acquired the Woodland Park Apartments, a 126-unit apartment complex located at 264-290 Grove Street, Newton, Massachusetts (the “Property”), for a purchase price of $45,500,000 in cash. The manager of Woodland Park is NewReal, Inc. (“NewReal”), the general partner of the Partnership.  The Partnership is the sole member of Woodland Park.

To fund the purchase price, the Partnership borrowed $25,000,000 under its outstanding line of credit with KeyBank, NA, and $16,000,000 from HBC Holdings, LLC, a Massachusetts limited liability company controlled by Harold Brown.  The balance of the purchase price was funded by the Partnership’s cash reserves.

Harold Brown and his brother, Ronald Brown, own 100% of the capital stock, and serve on the board of directors, of New Real.

The Partnership filed a Current Report on Form 8-K on July 11, 2017 (the “Form 8-K”) to report, among other things, the completion of the transaction discussed above.  The Partnership hereby amends the Form 8-K to include in Item 9.01 thereof required financial statements and pro forma financial information.

Financial Statements and Exhibits

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)         FINANCIAL STATEMENTS OF PROPERTY ACQUIRED — WOODLAND PARK APARTMENTS, NEWTON, MASSACHUSETTS

Statement of Revenues and Certain Expenses

Report of Independent Auditors

Statement of Revenue and Certain Expenses for the Year ended December 31, 2016 and the unaudited Statement of Revenue and Certain Expenses for the Six Months ended June 30, 2017

Notes to Statement of Revenue and Certain Expenses for the Year ended December 31, 2016 and the unaudited Statement of Revenue and Certain Expenses for the Six Months ended June 30, 2017

(b) UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2017

Unaudited Pro Forma Consolidated Income Statement for the Six Months Ended June 30, 2017

Unaudited Pro Forma Consolidated Income Statement for the Year Ended December 31, 2016

Notes to Unaudited Pro Forma Consolidated Financial Statements

Report of Independent Auditors

To the Partners

New England Realty Association Limited Partnership

We have audited the accompanying statement of revenue and certain expenses of Woodland Park Apartments, (the “Property”), for the year ended December 31, 2016, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error.  In making those risk assessments, the  auditor considers  internal control relevant to the Property’s preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenue and certain expenses referred to above present fairly, in all material respects, the revenue and certain expenses as described in Note 2, for the year ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2, the accompanying statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of New England Realty Association Limited Partnership and are not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified in this respect.

/s/ Miller Wachman LLP

Boston, Massachusetts
September 20, 2017

Woodland Park Apartments

Statement of Revenue and Certain Expenses

	Six Months Ended
	June 30, 2017	Year Ended
	(unaudited)	December 31, 2016
Revenues
Rental income	$1,292,770	$2,466,778
Laundry and sundry income	8,300	15,777
	1,301,070	2,482,555
Expenses
Administrative	30,571	50,846
Management fee	46,815	82,066
Operating	106,281	195,620
Renting	8,852	6,560
Repairs and Maintenance	39,945	258,428
Taxes and Insurance	116,712	225,123
Total certain expenses	349,176	818,643
Revenue in excess of certain expenses	$951,894	$1,663,912

See Notes to the Statement of Revenue and Certain Expenses

Woodland Park Apartments

Notes to Statement of Revenue and Certain Expenses

Year ended December 31, 2016

And for the Six Months ended June 30, 2017

(unaudited)

1.  Organization

On June 19, 2017, New England Realty Associates Limited Partnership  (the “Partnership”) entered into an Offer to Purchase Agreement  (the “Purchase Agreement”) with M.J. Realty Trust II (the “Seller”) to acquire Woodland Park Apartments , a 126 unit apartment complex located at  264-290 Grove Street, Newton,, Massachusetts (the “Property”), for a purchase price of $45.5 million.

On July 6, 2017, the Partnership closed on the Purchase and Sale contract, through its’ wholly owned subsidiary, Woodland Park Partners, LLC (  “Woodland Park”).  and acquired the property. The Partnership borrowed $25,000,000 from its outstanding line of credit with KeyBank, N.A., $16,000,000 from HBC Holdings, LLC, a Massachusetts  limited liability company controlled by Harold Brown, and the balance from the Partnership’s cash reserves to purchase the property.

Harold Brown and his brother, Ronald Brown, own 100% of the capital stock, and serve on the board of directors, of New Real.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statement of revenue and certain expenses of Woodland Park Apartments (the “statement”) has been prepared in accordance with the rules of Regulation S-X of the Securities and Exchange Commission for inclusion in the Partnership’s Current Report on Form 8-K/A. Accordingly, the statement of revenue and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future property operations.

Use of Estimates

The preparation of the statement of revenue and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statement of revenue and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized monthly over the terms of the lease. Leases are generally for a one-year term. No single tenant accounted for more than 5% of the Property’s revenue in the year ended December 31, 2016, or the six months ended June 30, 2017.

Laundry and other income is recognized when the related services are utilized by the tenants.

Unaudited Interim Information

The statement of revenue and certain expenses for the six months ended June 30, 2017 is unaudited. In the opinion of management, the statement reflects all adjustments necessary for a fair presentation of the results of the interim period.  All such adjustments are of a normal recurring nature.  The results of operations for the period are not necessarily indicative of the Property’s future results of operations.

3.  Income Taxes

Woodland Park Apartments is a 126 unit apartment complex, and is not directly subject to income taxes.

4.  Subsequent Events

Woodland Park evaluated subsequent events through September 20, 2017, the date the statement was available to be issued.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of June 30, 2017 gives effect to the New England Realty Associates Limited Partnership ( “NERA”) acquisition and financing described in Note A as if such transaction had been completed as of June 30, 2017. The following unaudited pro forma consolidated income statements for the six months ended June 30, 2017, and for the year ended December 31, 2016, under the property’s previous ownership, are presented as if the acquisition and financings were effective January 1, 2016.

The pro forma information is based on the historical financial statements of NERA and Woodland Park Apartments and gives effect to the transactions, assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements. In addition, these unaudited pro forma financial statements do not purport to project the future financial position or operating results of the entities.

The pro forma statements are not necessarily indicative of the results that actually would have been achieved if the acquisition and financing had occurred as assumed. They should be read in conjunction with the historical financial statements of NERA, included in its Form 10-K for the year ended December 31, 2016, its Forms 10-Q for the three and six  months ended March 31,  and June 30, 2017, and the historical operating summary of Woodland Park Apartments elsewhere herein.

As previously mentioned, on June 19, 2017, New England Realty Associates Limited Partnership (the “Partnership”) entered into an Offer to Purchase Agreement  (the “Purchase Agreement”) with M.J. Realty Trust II (the “Seller”) to acquire Woodland Park Apartments, a 126 unit apartment complex located at 264-290 Grove Street, Newton,, Massachusetts (the “Property”), for a purchase price of $45.5 million. Woodland Park’s sole member is New England Realty Associates Limited Partnership.

On July 6, 2017, the Partnership, through its’ wholly owned subsidiary, Woodland Park, closed on the Purchase and Sale contract and acquired the property. The Partnership borrowed $25,000,000 from its outstanding line of credit with KeyBank, N.A., and $16,000,000 from HBC Holdings, LLC, a Massachusetts limited liability company controlled by Harold Brown. The balance of the purchase price was funded from the Partnership’s cash reserves.

The partnership’s management considered many factors in assessing the acquisition of the Woodland Park property. These factors included the level of rental income of the property, the availability of rental units and Woodland Park’s competitors in the Newton market place and its occupancy level. Management also considered potential changes in expenses due to economies of scale expected to be obtained via Woodland Park’s proximity to other properties of the Partnership, expense reductions expected from planned changes, potential increase in real estate taxes, as well as other matters.

The Partnership does not have a material relationship or significant business activities with the seller of the property and the acquisition is not an affiliated transaction.

Pro forma information is intended to provide investors with information about the impact of transactions by showing how specific transactions might have affected historical financial statements, illustrating the scope of the change in the historical financial position and results of operations. The adjustments made to historical information give effect to events that are directly attributable to the acquisition of the property and are factually supportable. The unaudited Pro Forma Consolidated Financial Statements are prepared in accordance with Regulation S-X.

The unaudited Pro Forma Consolidated Financial Statements set forth below are not facts and there can be no assurance that the Partnership’s results would not have differed significantly from those set forth below if the acquisition had actually occurred on January 1, 2016. Accordingly, the unaudited Pro Forma Consolidated Financial Statements are presented for illustrative purposes only and do not purport to represent, and are not necessarily indicative of what our actual financial position and results of operations would have been had the acquisition of the property occurred on the dates indicated, nor are they indicative of our future financial position or results of operations. Readers are cautioned not to place undue reliance on such information and the Partnership makes no representations regarding the information set forth below or its ultimate performance compare to it. The unaudited Pro Forma Consolidated Financial Statements exclude any non-recurring charges or credits directly attributable to the acquisition.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Balance Sheet

As of June 30, 2017

		Pro Forma
	Historic	Adjustments	Consolidated
	NERA (a)	Woodland Park (b)	Totals
ASSETS
Rental Properties	$165,745,385	$44,981,198	$210,726,583
Cash and Cash Equivalents	10,953,067	(3,567,746)	7,385,321
Rents Receivable	472,606	—	472,606
Insurance Recovery Receivable	68,270	—	68,270
Real Estate Tax Escrows	469,807	—	469,807
Prepaid Expenses, Intangibles and Other Assets	3,645,465	582,343	4,227,808
Deposit and Escrow Held for the Acquisition of Real Estate	600,000	(600,000)	—
Investments in Unconsolidated Joint Ventures	9,029,232	—	9,029,232
Total Assets	$190,983,832	$41,395,795	$232,379,627
LIABILITIES AND PARTNERS’ CAPITAL
Mortgage Notes Payable	211,934,121	—	211,934,121
Notes Payable and Line of Credit	—	41,000,000	41,000,000
Distribution and Loss in Excess of Investment in Unconsolidated Joint Venture	2,754,771	—	2,754,771
Accounts Payable and Accrued Expenses	2,728,121	11,290	2,739,411
Advance Rental Payments and Security Deposits	5,695,319	384,505	6,079,824
Total Liabilities	$223,112,332	$41,395,795	$264,508,127
Partners’ Capital	(32,128,500)		(32,128,500)
Total Liabilities and Partners’ Capital	$190,983,832	$41,395,795	$232,379,627

ADJUSTMENTS TO PRO FORMA JUNE 30, 2017 BALANCE SHEET

(a)         Derived from the Partnerships unaudited financial statements at June 30, 2017.

(b)         The following summarizes the transaction to be included in the pro forma balance sheet which is more fully described in Forms 8-K previously filed by NERA and in the Item 2 above.

Pro Forma Balance
Sheet Adjustments
Woodland Park Apartments
Date of Acquisition	July 6, 2017

Rental Properties	44,981,198
Intangibles	582,343
Deposits and Escrow Held for Acquisition	(600,000)
Advanced Rental Payments and Security Deposits	(384,505)
Accounts Payable and Accrued Expenses	(11,290)
Notes Payable	(16,000,000)
Line of Credit	(25,000,000)
Cash	$(3,567,746)

The above reflects the pro forma acquisition cost of Woodland Park Apartments in the amount of $44,981,198: $25,000,000 borrowed under the Partnership’s outstanding line of credit with KeyBank, NA, at an interest rate of 4.75%, $16,000,000 from HBC Holdings, LLC, accruing interest at an annual rate of 4.75%, payable on the earlier of (1) the date on which Woodland Park  enters into a mortgage lender financing, or (2) July 31,2018. The Partnership is currently in the process of analyzing the fair value of in-place leases and other intangibles as well as the allocation of the building purchase price to specific assets classes.  The partnership has included estimates of these intangibles and other items in the pro forma financial statements. Accordingly, the purchase price allocation is preliminary and may be subject to change.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Six Months Ended June 30, 2017

		Pro Forma
		Historic			Consolidated
	Historic NERA(a)	Woodland Park(b)	Adjustments		Totals
Revenues
Rental income	25,314,962	$1,292,770	$—		$26,607,732
Laundry and sundry income	216,436	8,300	—		224,736
	25,531,398	1,301,070	—		26,832,468
Expenses
Administrative	988,744	30,571	—		1,019,315
Depreciation and amortization	5,982,753	—	581,166	(d)	6,563,919
Management fee	1,055,248	46,815	5,228	(c)	1,107,291
Operating	2,746,025	106,281	—		2,852,306
Renting	180,735	8,852	—		189,587
Repairs and maintenance	3,508,894	39,945	—		3,548,839
Taxes and insurance	3,356,457	116,712	61,208	(e)	3,534,377
	17,818,856	349,176	647,602		18,815,634
Income Before Other Income ( Expense)	7,712,542	951,894	(647,602)		8,016,834
Other Income (Expense)
Interest income	716	—	—		716
Interest expense	(5,066,379)	—	(973,750	)(f)	(6,040,129)
Income from investments in unconsolidated joint ventures	1,731,062	—	—		1,731,062
	(3,334,601)	—	(973,750)		(4,308,351)
Net Income	$4,377,941	$951,894	$(1,621,352)		$3,708,483

Income per Unit
Net Income per Unit	$35.19				$29.81
Weighted Average Number of Units Outstanding	124,392				124,392

A.       ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE SIX MONTHS ENDED JUNE 30, 2017:

(a)                                 Derived from the Partnership’s unaudited financial statements for the six months ended June 30, 2017,

(b)                                 Reflects revenues and certain  expenses as reported by Woodland Park Apartments for the six months ended June  30, 2017.

(c)                                  Reflects increase in the management fee to 4.0%.

(d)                                 Reflects depreciation expense for the six months ended June 30, 2017  for Woodland Park Apartments by using various estimated useful lives for fixed assets categories (27.5 year estimated useful life for building and 5 to 15 year estimated useful lives for improvements and equipment) as if the Property has been owned for the entire period.  From the purchase price of $45,500,000, the Partnership allocated approximately $31,395,000 to the building and improvements, approximately $541,000 to in-place leases, approximately $41,000 to tenant relationships and the remaining balance to land. The value of in-place leases and the value of tenant relationships are amortized over 12 and 24 months respectively. The value of in-place leases were fully amortized in unaudited pro forma consolidated income statement for the year ended on December 31, 2016.

(e)                                  Reflects adjustment for estimated changes in real estate taxes.

(f)                                   Represents interest expense on $41,000,000 debt incurred to purchase the property at an interest rate of 4.75%, (the current rate of interest both on the Partnership’s outstanding line of credit with KeyBank, N.A., and on the note payable to HBC Holdings, LLC) for the six months ended June 30, 2017. Future changes in the interest rate and /or the amount of debt incurred will result in a change in the interest expense.

New England Realty Associates Limited Partnership

Unaudited Pro Forma Consolidated Income Statement

For the Twelve Months Ended December 31, 2016

		Pro Forma
		Historic			Consolidated
	Historic NERA(a)	Woodland Park(b)	Adjustments		Totals
Revenues
Rental income	$49,121,705	$2,466,778	$—		$51,588,483
Laundry and sundry income	433,385	15,777	—		449,162
	49,555,090	2,482,555	—		52,037,645
Expenses
Administrative	2,102,812	50,846	—		2,153,658
Depreciation and amortization	12,181,396	—	1,703,136	(d)	13,884,532
Management fee	2,029,171	82,066	17,236	(c)	2,128,473
Operating	4,822,921	195,620	—		5,018,541
Renting	636,803	6,560	—		643,363
Repairs and maintenance	8,258,263	258,428	—		8,516,691
Taxes and insurance	6,263,774	225,123	130,717	(e)	6,619,614
	36,295,140	818,643	1,851,089		38,964,872
Income Before Other Income ( Expense)	13,259,950	1,663,912	(1,851,089)		13,072,773
Other Income (Expense)
Interest income	1,025	—	—		1,025
Interest expense	(10,200,393)	—	(1,947,500	)(f)	(12,147,893)
Income from investments in unconsolidated joint ventures	1,785,827	—	—		1,785,827
Gain on sale of real estate	104,443	—	—		104,443
	(8,309,098)	—	(1,947,500)		(10,256,598)
Net Income	$4,950,852	$1,663,912	$(3,798,589)		$2,816,175

Income per Unit
Net Income per Unit	$39.62				$22.54
Weighted Average Number of Units Outstanding	124,951				124,951

B.       ADJUSTMENTS TO UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2016:

(a)                                 Derived from the Partnership’s audited financial statements for the year ended December 31, 2016.

(b)                                 Reflects revenues and certain expenses as reported by Woodland Apartments for the year ended December 31, 2016.

(c)                                  Reflects an expected increase in the management fee to 4.0%.

(d)                                 Reflects depreciation expense for the twelve months ended December 31, 2016  for Woodland Park Apartments by using various estimated useful lives for fixed assets categories (27.5 year estimated useful life for building and 5 to 15 year estimated useful lives for improvements and equipment) as if the Property has been owned for the entire period.  From the purchase price of $45,500,000, the Partnership allocated approximately $31,395,000 to the building and improvements, approximately $541,000 to in-place leases, approximately $41,000 to tenant relationships and the remaining balance to land. The value of in-place leases and the value of tenant relationships are amortized over 12 and 24 months respectively. The in-place leases were fully amortized in unaudited pro forma consolidated income statement for the year ended on December 31, 2016.

(e)                                  Reflects adjustment for estimated changes in real estate taxes.

(f)                                   Represents interest expense on $41,000,000 debt incurred to purchase the property at an interest rate of 4.75%, (the current rate of interest both on the Partnership’s outstanding line of credit with KeyBank, N.A., and on the note payable to HBC Holdings, LLC) for the twelve months ended December 31, 2016. Future changes in the interest rate and /or the amount of debt incurred will result in a change in the interest expense.

C.                                    NERA PRO FORMA TAXABLE INCOME

The pro forma acquisition of Woodland Park Apartments would result in approximately $1,594,000 reduction in the pro forma taxable income of NERA for the most recent available year ended December 31, 2016, or $12.75 per unit or $0.43 per receipt.

D.                                    NERA PRO FORMA CASH AVAILABLE BY OPERATIONS

The pro forma acquisition of Woodland Park Apartments would result in a decrease in pro forma cash available by operations of approximately $432,000 or $3.45 per unit or $0.12 per receipt for the most recent available twelve month period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP
(Registrant)

By:	NEWREAL, INC., ITS GENERAL PARTNER
(Functional Equivalent of Chief Executive
Officer and Principal Financial Officer)

By:	/s/ RONALD BROWN
Ronald Brown, President